UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2019

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SXC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

SunCoke Energy, Inc., a Delaware corporation (the “Company”), held a Special Meeting of stockholders on June 27, 2019 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders were asked to consider and vote upon a proposal to approve the issuance of the Company’s common stock, par value $0.01 per share (the “Parent Common Stock”) in connection with the merger of SC Energy Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of SXC (“Merger Sub”) with and into SunCoke Energy Partners, L.P., a Delaware limited partnership (“SXCP”), with SXCP continuing as the surviving entity (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated February 4, 2019, by and among the Company, Merger Sub, SXCP and SunCoke Energy Partners GP LLC, a Delaware limited liability company and the general partner of SXCP (the “Parent Stock Issuance Proposal”). A total of 65,101,151 shares of Parent Common Stock were entitled to vote as of May 16, 2019, the record date for the Special Meeting. There were 54,068,733 shares present, in person or by proxy, at the Special Meeting (or approximately 83.05% of the outstanding shares).

The following are the final voting results on the proposal considered and voted upon at the Special Meeting, which is more fully described in the definitive joint prospectus/consent statement/proxy statement filed by SXC on May 22, 2019, as supplemented by the Schedule 14A filed by SXC on June 14, 2019:

Parent Stock Issuance

Proposal:

FOR	AGAINST	ABSTAIN	NON-VOTES
53,858,966	98,568	111,199	0

Item 7.01.	Regulation FD Disclosure.

On June 27, 2019, the Company and SXCP issued a joint press release announcing the approval of the Parent Stock Issuance Proposal by the Company’s stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report being furnished pursuant to Items 7.01 and 9.01 of Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

DATED: June 27, 2019